CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): August 7, 2002
                                                         ----------------

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                 New York                        0-21695            11-2312854
           (State or other jurisdiction        (Commission      (I.R.S. Employer
        of incorporation or organization)        File Number)     I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


"On August 7, 2002, the Registrant issued a second press release announcing the appointment of Elan Yaish, CPA, to the position of Chief Financial Officer, a copy of which is attached as Exhibit 99.1. This release was issued to correct a misstatement in the initial release as to the effectiveness of this appointment."



ITEM 7. FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION AND
EXHIBITS.

(c)    Exhibits:

99.1 - Press Release dated August 7, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     August 7, 2002


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    s/Barry Steinberg
                                        --------------------
                                        Barry Steinberg
                                        President and Chief Executive Officer


Exhibit Index.

Exhibit No.            Description
99.1                   Press Release dated August 7, 2002